UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23306

Collaborative Investment Series Trust

(Exact Name of Registrant as Specified in Charter)

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44147

 (Address of Principal Executive Offices)

CT Corporation System

1300 East 9th Street

Cleveland, OH  44114

(Name and address of agent for service)

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MERCATOR INTERNATIONAL

OPPORTUNITY FUND

Institutional Class Ticker: MOPPX

Class A Ticker: MOOPX

ANNUAL REPORT

December 31, 2019

COLLABORATIVE INVESTMENT SERIES TRUST

1-800-869-1679

www.mercatormutualfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.mercatormutualfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER

DECEMBER 31, 2019 (UNAUDITED)

Hervé van Caloen, CIO

Mercator International Fund

The Mercator International Opportunity Fund 2019 Annual Report

The Mercator International Opportunity Fund (MOPPX, MOOPX) had a very strong year in 2019 and ranked in the top 1% of Morningstar’s Foreign Large Blend universe.

The Fund also outperformed the Morgan Stanley EAFE Index, rising 38.8% vs. 22.77%. For the quarter ending December 2019, MOPPX was up 11.0% vs 8.2% for the Index.

	YTD	19Q4	Annualized Since Inception
MOPPX	38.78%	11%	4.95%
MSCI EAFE	22.77%	8.2%	4.45%
Foreign Large Blend[1]	21.45%	8.39%	2.61%

*Inception of MOPPX is 4/2/2018

Important Disclosures: MOPPX Total Annual Fund Operating Expenses per this Annual Report before waiver for Class I shares is 2.81%. MOOPX Total Annual Fund Operating Expenses before waiver is 2.60%. Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Mercator International Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For up-to-date performance information please contact the fund’s transfer agent at 1-800-869-1679.

________________________

1. Foreign large-blend portfolios invest in a variety of large cap international stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

MOPPX: A Way to Participate in Strong and  Innovative Companies Abroad

These are exciting times. We believe the digital revolution offers tremendous investment opportunities for the next decade. Many are in the US, but investors should not overlook the exciting developments in other industrialized countries. MOPPX gives you a vehicle to participate in the best and most innovative companies abroad.

Letting Our Winners Run

“Truth has two important dimensions: 1) accuracy, and 2) direction.” In his latest book, Loserthink Scott Adams, pundit and creator of the Dilbert comic strip, explains the difference. “If you are dealing with math, engineering, science or medicine, you want your facts to be as accurate as possible. But even in those fields, it often matters more that you get the direction right.” For example, “a doctor might say that improving your diet will add twenty years to your life, even though you might live only another five years. The doctor is still directionally accurate.”

Likewise, when picking stocks, we want the facts to be as accurate as possible, but the investment decision comes down to getting the direction right. For long investors, that is from the lower left corner to the upper right.

I am always leery of analysts setting price targets for stocks. It implies a level of accuracy that seems unrealistic. Furthermore, my long experience tells me that taking profits when a stock reaches “fair value” is a reliable way to potentially leave a lot of money on the table. It may be a good short term decision. The stock price may pause for a while. But, it often means selling an investment before it reaches the upper right corner of the chart.

Unfortunately, very few investors heed Peter Lynch’s famous warning that “selling your winners and holding your losers is like cutting the flowers and watering the weeds.”** A corporation is always evolving. Setting a price target for a stock implies a static view of the economy. It is important to realize that successful corporations often can build on their successes to seek new opportunities.

Take for example Moncler (MONC:IM, 1.35% of the Fund at year end), a French brand bought and resurrected by a talented Italian entrepreneur. Moncler is famous for pioneering the après-ski outerwear that makes people look like the Michelin Man. It is trendy, warm and very light. When their success attracted competition, notably from Canada Goose (GOOS), Moncler began looking for ways to build out their business. They are diversifying geographically and adding new items to their product line.

One of these strategies is working. The other, not so much. Moncler’s new sweaters have not made much of an impact. Business momentum, instead, is coming from their new markets, especially China. The exciting news is that they have only started to tap into this huge market.

But that is not the end of the story. Management may yet find the formula for fashionable sweaters down the road. Or else Moncler could come up with a different hit product. As

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

long as management continues to find ways to grow, the stock price has upside and one should be reluctant to take profits. To quote Dilbert’s father again, instead of “obsessing over the accuracy of facts” we’d rather focus on “the direction those facts will lead us”* and enjoy the ride.

Digitalization, Long Term Transformation and The Dawn of The Roaring Twenties

Markets are volatile. They are buffeted by trade tensions and geopolitical threats. Monetary concerns and fiscal worries come into play. Sometimes earnings disappoint. Sometimes the President’s tweets make the headlines. Through all this, it is our position that strong secular trends do not change. Today, that strong trend is digitalization.

We are living in a time of incredible transformation. The digitalization of the economy offers opportunities similar, if not greater than those opened up at the time of the Industrial Revolution. Productivity is exploding and every industry is affected.

The US, as always, is at the forefront of the changing world. But the rest of the capitalist world is not sitting quietly on the fence.

An Anywhere, Anytime Entertainment Boom

New media are rapidly changing the way we entertain ourselves. Previous generations never heard of binge watching. Streaming has fundamentally changed the music industry and is generating explosive demand for new movies and TV series all over the world. The combination of dramatically lower production costs and the availability of numerous digital distribution channels gives small producers access to large audiences.

MOPPX invests in companies riding the wave of these changes. One example is the British-Canadian company EntertainmentOne (ETO:LN, 0.56%) which was taken over last December by Hasbro (HAS). Its appeal came from such franchises as Peppa Pig, Tiffany’s and The Firm. We also have invested in the French company Mediawan (MDW:FP, 1.76%), which is the result of the consolidation of 17 small producers.

The American entertainment industry is being challenged worldwide. The success of Korean movie Parasite currently showing in American theaters is just one example. Turkish housewives are apparently hooked on Brazilian soap operas. Our stance is that these cross-cultural trends, in turn, are increasing the need for rapid and accurate subtitles and dubbing, a service ZOO Digital (ZOO:LN, 0.70%) can offer effectively and economically thanks to the internet.

Newspapers, also buffeted by these changes,  are struggling to adjust to digital consumption of news. Norwegian group Schibsted (SCH:NO, 0.80%) saw the writing on the wall several years ago. It vigorously transitioned from print to digital format newspapers while simultaneously diversifying into online classified ads. After expanding the ad business internationally, from France to Brazil, they recently spun it off. MOPPX owns 1.44% in this new company Adevinta (ADO:NO).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

In the UK, Future Plc (FUTR:LN, 2.03%), is adept at transforming specialty magazines from print to digital format. In the process, they have developed a proprietary eCommerce platform that allows their readers to buy a featured product by simply clicking on a link.

In Japan, exciting young companies have identified business niches in which they are building dynamic new businesses. One example, UUUM (3990:JP, 1,32%), helps YouTube influencers find sponsors and provides them with all their business needs. Another, CyberAgent (4751:JP, 0.79%) has launched 50 TV channels purely for mobile consumption.

Video gaming is another young industry that has grown at a breathtaking pace. It is already many times bigger than the movie industry and the two industries are increasingly joining forces. British video company Frontier Development (FDEV:LN, 1.73%), for example, has brought the Jurassic Park franchise to video gaming. As technology continues to evolve, video games are increasingly incorporating amazing technologies such as eye tracking from companies like Sweden’s Tobii (TOBII:SS, 1.36%)

Beyond Entertainment: Software, the Cloud and Self-Driving Cars

3D printing is bound to revolutionize manufacturing. The technology is developing more slowly than originally expected, but it has now overtaken its original function of prototype production. Orthopedics, as well as the aerospace and automotive industries, are increasingly using 3D metal printers to manufacture complex parts in small volumes. This is a domain in which Northern Europeans seem to excel. German company SLM Solutions (AM3D:GR, 1.19%), with its multi-laser metal printers, and Belgian 3D software producer Materialise (MTLS:US, 0.83%) are at the forefront of this revolution in slow motion.

The Cloud is enabling the emergence of niche players in software, like Vitec (VIT-B:SS, 1.49%) in Sweden or Basware (BAS1V:FH, 1.81%) in Finland. The latter is a world leader in e-invoicing and purchase-to-pay solutions for corporations.

Many companies in Japan and Europe still need to convert their internal systems to the Cloud. For this, they will need the help of software services provided by CapGemini (CAP:FP, 0.92%) or Comture (3844:JP, 1.3%).

We already know that our perception of mobility is about to change drastically as well. Every car manufacturer is scrambling to launch new electric cars and, down the road, autonomous vehicles. The potential is huge. Japanese auto part manufacturer Nidec (6594:JP, 1.46%) estimates that global demand for traction motors for hybrid and electric cars will jump from 4.5 million in 2018 to as much as 30 million in 2030.

High Definition maps are required for driverless automobiles. Only three companies in the world have put the necessary resources, both in technology and time, to develop these very accurate maps. They are Google (GOOG), HERE (formerly Nokia maps) and the

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

Dutch TomTom (TOM2:NA). Since humans will no longer be controlling cars, strong encryption protection against hacking seems a good idea. This is something the Canadian software company BlackBerry (BB:US, 2.42%) can help with. Already BlackBerry’s QNX infotainment platform, a reliable base for autonomous functions, has been installed in more than 150 million cars worldwide.

We Are All Entrepreneurs Now.

One of the most exciting aspects of a digital economy is the ease with which one can become an entrepreneur. In March 2016 I published an article on Shopify (SHOP:US, 0.9%), the leading eCommerce ecosystem, which stated: The digital revolution and the share economy are turning us all into entrepreneurs. In the new economy, entrepreneurs will be the norm, not the exception.

https://seekingalpha.com/article/3961494-shopify-e-commerce-solution

SHOP is trading above $450 as of January 31, 2020 compared to $25 at the time the article appeared. At this price, the stock trades at more than 30 times revenues! This is the kind of valuation we used to see in the late 1990s. It seems excessive, no matter the company’s merits, so we decided to take some profits. We reduced our holding in SHOP and put the proceeds into its Chinese counterpart Baozun (BZUN:US, 2.0%) which trades at only 3 times revenues.

Regional Leaders in eCommerce

At the dawn of the 21st century, regional leaders have emerged in eCommerce. Zalando (ZAL:GR, 1.55%) dominates clothing e-retailing in German speaking countries. ASOS (ASC:LN, 2.02%) is a leading online fashion company in the UK and Boozt (BOOZT:SS, 0.85%) in Scandinavia. Rakuten (4755:JP, 0.98%) goes toe-to-toe with Amazon in Japan.

Growth in eCommerce requires increased automation of warehouses. The need for fast delivery is stimulating continuous innovation in robotics. Ocado (OCDO:LN, 1.92%) has done very well selling its automated warehousing systems to major food retailers, from Kroger (KR:US) in the US, to Aeon (8267:JP)  in Japan or Casino (CA:FP) in France.

The New Economy Needs Semiconductors. Lots and Lots of Semiconductors

There are also more direct and immediate opportunities in technology companies needed to build the digital economy. Such an economy needs semiconductors, a lot of semiconductors. According to Applied Materials’ (AMAT) CEO, Gary Dickerson, the “opportunities going forward are bigger than we have ever seen. Tech is transforming health care, education, retail, agriculture and everything, all the growth in sensors and IoT technology, all those things. It is meaningfully bigger than it’s ever been.”***

Dickerson observes that the last semiconductor down cycle was much less severe than in the past. The industry revenue this time declined only 20% versus 40% in past cycles. In

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

the early days, semiconductor cycles were driven by a single product, beginning with the PC and later, the cellular phone. This time the explosion of demand for chips is coming from several powerful trends: the Internet of Things, 5G, Big Data, autonomous vehicles, the cloud, robotics and automated manufacturing.

MOPPX owns a number of world-leading technology companies. We have exposure to semiconductor companies like STM (STM:US, 2.03%) in France, Infineon (IFX:GR, 1.03%) in Germany and the world’s largest semiconductor foundry TSMC (TSM:US, 1.75%) in Taiwan. The fund also has stakes in dominant players in the semiconductor production equipment sector, including Dutch lithography machine maker ASML (ASML:US, 1.32%) and Japanese Advantest (6857:JP, 1.71%), Disco Corporation (6146:JP, 1.71%) and Lasertec (6920:JP, 2.31%).

The Future is Bright

Markets are volatile. Economic and geopolitical events will cause stock prices to go through corrections. However, the fundamental transformation of the world economy is an underlying trend that makes us look to the future with great expectations.

** One Up On Wall Street by Peter Lynch

*** https://www.cmlviz.com/2019/12/16/AMAT/applied-materials-amat-ceo--the-opportunities-going-forward-are-much-bigger-than-weve-ever-seen.html

IMPORTANT DISCLOSURES: Mutual fund investing involves risk. Such risks associated with the Mercator International Opportunity Funds as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Mercator International Opportunity Fund is found in the Prospectus, a copy of which or current performance information may be obtained by contacting Mutual Shareholder Services (“MSS”) toll free at 1-800-869-1679. We encourage you to read the prospectus carefully before investing.

MOPPX Total Annual Fund Operating Expenses per this Annual Report before waiver for Class I shares is 2.81%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) to 1.19% through March 1, 2020.  Beginning March 1, 2020, the expense limitation will be increased to 1.40% and set to expire on March 31, 2021.

MOOPX Total Annual Fund Operating Expenses per this Annual Report before waiver is 2.60%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.44% through March 1, 2020. Beginning March 1, 2020, the expense limitation will be increased to 1.55% and set to expire on March 31, 2021.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Mercator International Opportunity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For up-to-date performance information please contact the fund’s transfer agent at 1-800-869-1679.

Investing in mid or small cap companies can be considered riskier than investing in large cap companies. In addition, the size of companies comprising an Index, although midcap by some country standards, could be considered small cap in the U.S. Currency risk involves the chance that the value of a foreign investment, measured in U.S. Dollars will decrease due to unfavorable change in currency exchange rates.

Positions reported as of December 31, 2019. Arbor Court Capital, LLC serves as the Distributor for the Fund and is a member of FINRA and SIPC.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2019

FUND/INDEX	SINCE INCEPTION*	1 Year	VALUE
Mercator International Opportunity Fund – Institutional Class	4.95%	38.78%	$ 10,880
MSCI EAFE (Morgan Stanley Capital International Europe Australia Far East) Index	4.45%	22.77%	$ 10,791

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception April 2, 2018 for the Institutional Class

This chart assumes an initial investment of $10,000 made on the closing of April 2, 2018 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Mercator International Opportunity Fund's asset composition, performance, or volatility. The Performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per this Annual Report before fee waivers are 2.81% for Institutional Class. After fee waivers, the Fund's total annual operating expenses are 1.19% for Institutional Class. For the year ended December 31, 2019, the Fund’s annual operating expenses were additionally voluntarily waived and reimbursed so as not to exceed 1.19% for Institutional Class of the average daily net assets.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2019

FUND/INDEX	SINCE INCEPTION*	VALUE
Mercator International Opportunity Fund – Class A	11.70%	$ 11,170
MSCI EAFE (Morgan Stanley Capital International Europe Australia Far East) Index	12.09%	$ 11,208

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception August 30, 2019 for Class A

This chart assumes an initial investment of $10,000 made on the closing of August 30, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Morgan Stanley EAFE Index measures the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The index is commonly referred to as the EAFE. Securities from the United States and Canada are excluded from the MS EAFE benchmark index. The MS EAFE benchmark index is used for comparison purposes only, and is not meant to be indicative of the Mercator International Opportunity Fund's asset composition, performance, or volatility. The Performance of the Morgan Stanley EAFE Index is compiled and presented with all dividends reinvested and does not reflect deductions for fees or expenses.  Investors cannot invest directly in an index.

The Fund's total annual operating expenses per this Annual Report before fee waivers are 2.60% for Class A. After fee waivers, the Fund's total annual operating expenses are 1.44% for Class A. For the year ended December 31, 2019, the Fund’s annual operating expenses were additionally voluntarily waived and reimbursed so as not to exceed 1.44% for Class A of the average daily net assets.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Communications
14.03%
Consumer Discretionary
11.76%
Consumer Staples
3.99%
Energy
2.34%
Financials
3.84%
Health Care
10.92%
Industrials
6.25%
Materials
3.56%
Money Market
Fund 5.24%
Technology
38.07%

Sectors are categorized using Bloomberg classifications.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2019

Shares		Value

COMMON STOCKS - 93.85%

Automotive - 0.41%
8,000	Aston Martin Lagonda Global Holdings Plc. (United Kingdom) *	$ 55,082

Biotech & Pharma - 3.78%
550	ALK-Abello A/S Class B (Denmark) *	134,959
2,000	GW Pharmaceuticals Plc. ADR *	209,120
2,000	UCB SA (Belgium)	159,016
		503,095
Chemicals - 1.09%
3,000	Umicore SA (Belgium)	145,873

Commercial Services - 1.66%
400	Eurofins Scientific SE (Luxembourg)	221,680

Consumer Products - 2.05%
5,000	Fancl Corp. (Japan)	133,952
5,000	Fevertree Drinks Plc. (United Kingdom)	138,619
		272,571
Containers & Packaging - 1.34%
35,000	DS Smith Plc. (United Kingdom)	178,119

Engineering & Construction Services - 0.77%
4,400	AF AB Class B (Sweden)	102,741

Hardware - 6.40%
50,000	BlackBerry Ltd. (Canada) *	321,000
1,400	Nidec Corp. (Japan)	193,264
8,000	SLM Solutions Group AG (Germany) *	158,253
45,000	Tobii AB (Sweden) *	180,378
		852,895
Health Care Facilities & Services - 2.52%
5,000	Amplifon SpA (Italy)	143,765
1,500	Orpea (France)	192,266
		336,031
Iron & Steel - 1.09%
2,650	BHP Group Ltd. ADR	144,981

Machinery - 5.42%
950	Disco Corp. (Japan)	226,366
5,000	FANUC Corp. ADR	92,100
70	Interroll Holding AG (Switzerland)	157,332
300	Keyence Corp.	107,595
200	Keyence Corp. (Japan)	70,822
2,500	THK Co. Ltd. (Japan)	68,264

722,479

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

Shares		Value

Media - 13.90%
16,080	Adevinta ASA Class B (Norway) *	$ 190,427
3,000	CyberAgent, Inc. (Japan)	105,294
14,000	Future Plc. (United Kingdom)	268,894
4,000	LINE Corp. ADR *	196,040
20,000	Mediawan SA (France) *	234,150
3,500	Schibsted ASA Class A (Norway)	105,734
300	Shopify, Inc. Class A (Canada) *	119,274
2,500	Stroeer SE & Co. KGaA (Germany)	201,994
4,000	Uuum, Inc. (Japan) *	175,168
60,000	Z Holdings Corp. (Japan)	254,472
		1,851,447
Medical Equipment & Devices - 4.52%
18,000	Biocartis Group NV (Belgium) *	115,460
10,000	Ion Beam Applications SA (Belgium) *	146,232
5,000	Jeol Ltd. (Japan)	152,950
11,000	Lumibird (France) *	187,500
		602,142
Real Estate - 1.30%
50,000	Capital & Counties Properties Plc. (United Kingdom)	173,324

Renewable Energy - 2.32%
3,250	SolarEdge Technologies, Inc. (Israel) *	309,043

Retail-Consumer Staples - 1.91%
15,000	Ocado Group Plc. (United Kingdom) *	254,125

Retail-Discretionary - 9.57%
3,000	ASKUL Corp. (Japan)	91,080
6,000	ASOS Plc. (United Kingdom) *	268,073
20,000	Boozt AB (Sweden) *	113,123
21,000	Dustin Group AB (Sweden)	168,420
4,000	Moncler SpA (Italy)	179,740
4,500	MonotaRO Co. Ltd. (Japan)	121,012
10,000	Rakuten, Inc. ADR	85,050
5,000	Rakuten, Inc. (Japan)	43,010
4,050	Zalando SE (Germany) *	205,194
		1,274,702
Semiconductors - 17.10%
4,000	Advantest Corp (Japan)	226,688
4,000	Ams AG (Austria) *	162,323
590	ASML Holding NV ADR	174,605
6,000	Infineon Technologies AG (Germany)	136,655
150,000	IQE Plc. (United Kingdom) *	97,358

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

The accompanying notes are an integral part of these financial statements.

Shares		Value

Semiconductors – (Continued)
6,000	Lasertec Corp. (Japan)	$ 306,912
37,000	Nordic Semiconductor ASA (Norway) *	234,675
14,000	PVA TePla AG (Germany) *	240,834
10,000	STMicroelectronics NV ADR	269,100
4,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	232,400
10,000	Vitec Software Group AB Class B (Sweden)	197,432
		2,278,982
Software - 10.48%
9,000	Basware Oyj (Finland) *	239,701
8,000	Comture Corp. (Japan)	172,960
14,214	Frontier Developments Plc. (United Kingdom) *	230,077
200,000	Learning Technologies Group Plc. (United Kingdom)	378,836
6,000	Materialise NV ADR *	109,860
15,000	RaySearch Laboratories AB Class B (Sweden)	171,606
110,000	ZOO Digital Group Plc. (United Kingdom) *	93,252
		1,396,292
Specialty Finance - 2.50%
260	Adyen NV (Netherlands) *	213,135
1,000	Wirecard AG (Germany)	120,552
		333,687
Technology Services - 3.72%
8,000	Baozun, Inc. ADR *	264,960
1,000	CapGemini SE (France)	122,122
3,000	First Derivatives Plc. (United Kingdom)	108,882
		495,964

TOTAL COMMON STOCKS (Cost $11,323,877) - 93.85%		12,505,255

MONEY MARKET FUND - 5.19%
690,884	First American Government Obligations Fund Class X 1.52% **	690,884
TOTAL MONEY MARKET FUND (Cost $690,884) - 5.19%		690,884

TOTAL INVESTMENTS (Cost $12,014,761) - 99.04%		13,196,139

OTHER ASSETS LESS LIABILITIES - 0.96%		128,060

NET ASSETS - 100.00%		$13,324,199

* Non-income producing securities during the period.

**Variable rate security; the rate shown represents the yield at December 31, 2019.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2019

As of December 31, 2019, the breakout of the Fund's portfolio by country of issuer was as follows:
Country	% of Net Assets
Austria	1.22%
Belgium	4.25%
Canada	3.31%
Denmark	1.01%
Finland	1.80%
France	5.52%
Germany	7.98%
Israel	2.32%
Italy	2.43%
Japan	17.58%
Luxembourg	1.66%
Netherlands	1.60%
Norway	3.98%
Sweden	7.01%
Switzerland	1.18%
United Kingdom	16.85%
United States	19.34%
99.04%

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2019

Assets:
Investments in Securities at Value (Cost $12,014,761)	$ 13,196,139
Cash	74,763
Receivables:
Dividends and Interest	4,323
Due from Adviser	3,694
Shareholder Subscriptions	54,860
Prepaid Expenses	10,752
Total Assets	13,344,531
Liabilities:
Shareholder Redemptions	284
Distribution Fees	563
Trustee Fees	952
Accrued Expenses	18,533
Total Liabilities	20,332

Net Assets	$ 13,324,199

Net Assets Consist of:
Paid In Capital	$ 12,181,395
Distributable Earning	1,142,804
Net Assets, for 1,224,155 Shares Outstanding	$ 13,324,199

Institutional Class Shares
Net Assets	$ 11,877,872
Shares of beneficial interest outstanding	1,091,253
Net asset value per share	$ 10.88

Class A Shares
Net Assets	$ 1,446,327
Shares of beneficial interest outstanding	132,902
Net asset value per share	$ 10.88

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2019

Investment Income:
Dividends (a)	$ 62,782
Interest	8,357
Total Investment Income	71,139

Expenses:
Advisory fees	72,443
Audit fees	12,001
Custody	24,930
Legal fees	29,247
Transfer Agent fees	23,168
Chief Compliance Officer fees	3,000
Administrative fees	21,758
Distribution fees - Class A	563
Offering fees	2,261
Servicing Account fees	5,212
Registration fees	14,697
Trustee fees	881
Insurance fees	908
Other expenses	5,317
Printing and Mailing fees	3,386
Total Expenses	219,772
Less fees waived and expenses reimbursed by Advisor	(126,324)
Net Expenses	93,448

Net Investment Loss	(22,309)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(38,574)
Net Change in Unrealized Appreciation on Investments	2,472,086
Realized and Unrealized Gain on Investments	2,433,512

Net Increase in Net Assets Resulting from Operations	$ 2,411,203

(a) Net of Foreign withholding taxes of $9,353.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 12/31/2019	Period Ended* 12/31/2018

Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (22,309)	$ (14,616)
Net Realized Gain (Loss) on Investments	(38,574)	6,110
Unrealized Appreciation (Depreciation) on Investments	2,472,086	(1,290,708)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,411,203	(1,299,214)

Capital Share Transactions
Institutional Class	4,963,097	5,790,793
Class A **	1,358,320	-
Net Increase in Net Assets from Capital Share Transactions	6,321,417	5,790,793

Total Increase in Net Assets	8,732,620	4,491,579

Net Assets:
Beginning of Period/Year	4,591,579	100,000

End of Period/Year	$ 13,324,199	$ 4,591,579

* For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

** Inception of August 30, 2019 for Class A.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period/year.

	Year Ended 12/31/2019	Period Ended (c) 12/31/2018

Net Asset Value at Beginning of Period/Year	$ 7.84	$ 10.00

Gain (Loss) From Investment Operations:
Net Investment Loss *	(0.03)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.07	(2.12)
Total from Investment Operations	3.04	(2.16)

Net Asset Value at End of Period/Year	$ 10.88	$ 7.84

Total Return **	38.78%	(21.60)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 11,878	$ 4,592
Ratio of Expenses to Average Net Assets
Before Reimbursement	2.81%	5.47%	(a)
After Reimbursement	1.19%	1.19%	(a)(+)
Ratio of Net Investment Income (Loss) to Average Net Assets
After Reimbursement	(0.27)%	(0.53)%	(a)
Portfolio Turnover	25.52%	55.89%	(b)

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

+ The ratio of expense after reimbursement has been voluntarily decreased by additional 0.46%.

(a) Annualized.

(b) Not annualized.

(c) For the period April 2, 2018 (commencement of investment operation) through December 31, 2018.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

	Period Ended (c)
	12/31/2019

Net Asset Value, at Beginning of Period	$ 9.74

Gain (Loss) From Investment Operations:
Net Investment Loss *	(0.02)
Net Gain on Securities (Realized and Unrealized)	1.16
Total from Investment Operations	1.14

Net Asset Value, at End of Period	$ 10.88

Total Return **	11.70%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,446
Ratio of Expenses to Average Net Assets
Before Reimbursement	2.60%	(a)
After Reimbursement	1.44%	(a)
Ratio of Net Investment Loss to Average Net Assets
After Reimbursement	(0.64)%	(a)
Portfolio Turnover	25.52%	(b)

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Annualized.

(b) Not annualized.

(c) For the period August 30, 2019 (commencement of investment operation) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2019

 1.  ORGANIZATION

The Mercator International Opportunity Fund (the “Fund”) is a diversified series of the Collaborative Investment Series Trust (the “Trust”).  The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), established under the laws of Delaware.  The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund, along with fifteen additional series are currently authorized by the Board of Trustees (the “Board” or “Trustees”). The Fund commenced investment operations on April 2, 2018. The Board has authorized two classes of shares: Institutional Class and Class A shares. Each class is subject to different expenses. Each class differs as to distribution fees, such that Institutional Class shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

For the period April 2, 2018 through November 24, 2018, the investment adviser to the Fund was Belpointe Asset Management, LLC. The Board approved at an in-person meeting held on October 19, 2018, the appointment of Mercator Investment Management, LLC (“Mercator”) or (the “Adviser”) in an interim agreement, effective November 24, 2018, to serve as investment adviser to the Fund. At a special meeting of shareholders of the Fund held on March 8, 2019, shareholders approved an advisory agreement between the Trust, on behalf of the Fund, and Mercator. See Note 4 for additional information.

The Fund’s investment objective is to provide you with long-term growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year (2018) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies their major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s NAV is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The net assets are determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding to determine the NAV of each share.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Trustees).

SHARE CLASS ACCOUNTING: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser (“Fair Value Pricing”), subject to review by the Board.  The Adviser must use reasonable diligence in determining whether

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

market quotations are readily available.  If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (domestic and foreign common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Prices denominated in foreign currencies are converted to US dollar equivalents at the current exchange rate. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

Money market fund. Money market funds are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of December 31, 2019, by major security type:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 12,505,255	$ -	$ -	$ 12,505,255
Money Market Fund	690,884	-	-	690,884
Total	$ 13,196,139	$ -	$ -	$ 13,196,139

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

During the year ended December 31, 2019, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:   For the period April 2, 2018 through November 24, 2018, the Fund had a management agreement with Belpointe Asset Management, LLC.

Effective November 24, 2018, the Fund entered into an interim agreement (the “Interim Agreement”) with Mercator to serve as investment adviser to the Fund with a term of no more than 150 days. The Interim Agreement terminated upon approval of the investment advisory agreement by shareholders on March 8, 2019. Under the Interim Agreement between the Fund and Mercator, the Fund paid Mercator an annual advisory fee equal to 0.84% of the Fund’s average daily net assets.

As of November 24, 2018, under an expense limitation agreement, Mercator has voluntarily agreed to waive its fees and reimburse expenses of the Fund, at least through August 31, 2020, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, or extraordinary expenses such as litigation) would not exceed 1.19% for Institutional Class Shares. On March 8, 2019, the Fund’s shareholders approved the advisory agreement between the Trust and Mercator, with respect to the Fund. Under the advisory agreement, the Fund pays Mercator an annual advisory fee of 0.84% for Institutional Class and Class A of the Fund’s daily average net assets. Mercator contractually agreed to waive its fees and reimburse expenses to ensure that Total Annual Operating Expenses after fee waiver and reimbursement (exclusive of any front-end or contingent deferred loads, acquired fund fees and expenses, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), brokerage fees and commissions, or extraordinary expenses (such as litigation) will not exceed 1.19% for Institutional Class shares and 1.44% for Class A shares. The advisory agreement will remain in effect for an initial two-year period and may be renewed by the Board annually thereafter.  For the year ended December 31, 2019, the Adviser waived advisory fees of $72,443 and reimbursed the Fund an additional $53,881 for expenses. As of December 31, 2019, the unreimbursed amounts paid or waived by the Advisor on behalf of the Fund is $153,438, subject to future recoupment as follows:

Recoverable Through	Amount Recoverable
December 31, 2022	$126,684
December 31, 2021	$ 26,754

As of December 31, 2019, the Adviser owed the Fund $3,694.

ADMINISTRATOR AND COMPLIANCE SERVICES: Prior to June 1, 2019, the Trust, on behalf of the Fund, entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides administration and

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of Mutual Shareholder Services, LLC.  Mr. Pokersnik serves as the Chief Compliance Officer of the Trust.  For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $1,000 from the Fund.  For the period January 1, 2019 through June 30, 2019 Empirical earned $6,000 for these services. Effective June 1, 2019, the Trust, on behalf of the Fund, entered into an Administration and Compliance Agreement with Collaborative Fund Services, LLC (“CFS”). CFS serves as the Fund’s Administrator and provides compliance services to the Fund.  CFS is paid an annual fee of 0.35% of the Fund’s average daily net assets. Greg Skidmore is the President of CFS, and is also an Interested Trustee. CFS contracted with Empirical to assist with Fund administration and compliance services. For the period July 1, 2019 through December 31, 2019, CFS earned $18,758 for these services.

DISTRIBUTION AGREEMENT AND PLAN: The Trust, with respect to the Fund, adopted a distribution plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act for Class A shares with Arbor Court Capital, LLC (“Arbor Court”) or the (“Distributor”). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class A shares.  The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund’s Class A. Arbor Court is an affiliated entity to the Trust’s transfer agent and fund accountant. For the year ended December 31, 2019, the Fund accrued $563 for Class A. The Fund owes Arbor Court $563 at December 31, 2019 for Distribution fees.

5.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2019, were as follows:

Purchases	$ 7,561,663
Sales	$ 1,916,301

6.  CAPITAL SHARE TRANSACTIONS

At December 31, 2019, there were unlimited shares authorized at no par value for the Fund.  Paid in capital for the year ended December 31, 2019 amounted to $12,181,395.  Transactions in capital for the year ended December 31, 2019 and period ended December 31, 2018 were as follows:

Institutional Class	January 1, 2019 through December 31, 2019		April 2, 2018 (commencement of investment operations) through December 31, 2018
	Shares	Amount	Shares	Amount
Shares Sold	788,667	$ 7,686,484	647,244	$6,454,074
Shares Redeemed	(283,242)	(2,723,387)	(71,416)	(663,281)
Net Increase	505,425	$ 4,963,097	575,828	$5,790,793

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

Class A	August 30, 2019 (commencement of investment operations) through December 31, 2019
	Shares	Amount
Shares Sold	133,915	$1,368,276
Shares Redeemed	(1,013)	(9,956)
Net Increase	132,902	$1,358,320

7.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

8.  TAX MATTERS

For federal income tax purposes, the cost of investments owned at December 31, 2019 is $12,014,761. As of December 31, 2019, the gross unrealized appreciation on a tax basis totaled $2,023,665 and the gross unrealized depreciation totaled $842,287 for a net unrealized appreciation of $1,181,378.

As of December 31, 2019 the components of distributable earnings on a tax basis were as follows:

Capital loss carry forward

$  (38,574)

Net unrealized appreciation

  1,181,378

Total

$1,142,804

As of December 31, 2019, the Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 38,574
Total	$ 38,574

The Fund has recorded a reclassification in the capital accounts. As of December 31, 2019, the Fund recorded permanent book/tax differences of $22,309 from net investment loss to paid-in-capital. This reclassification has no impact on the NAV of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

No distributions were paid for the year ended December 31, 2019, and the period April 2, 2018 (commencement of investment operations) through December 31, 2018.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2019

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act.  As of December 31, 2019, Ameritrade, Inc. held in omnibus accounts for the benefit of others approximately 82% of the voting securities of the Fund and may be deemed to control the Fund.

10.  NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of Mercator International Opportunity Fund a series of

  Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of  Mercator International Opportunity Fund (the “Fund”), a series of Collaborative Investment Series Trust, including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended and the statements of changes in net assets for the  year then ended and period April 2, 2018 (commencement of investment operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for the year and period then ended and period April 2, 2018 (commencement of investment operations) through December 31, 2018.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Mercator International Opportunity Fund, a series of Collaborative Investment Series Trust, as of December 31, 2019, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year and period then ended and period April 2, 2018 (commencement of investment operations) through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and the financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018

Abington, Pennsylvania

February 24, 2020

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held during the entire period, July 1, 2019 through December 31, 2019, for the Institutional Class, and the period, August 30, 2019 through December 31, 2019, for Class A.

Actual Expenses

The actual line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Mercator International Opportunity Fund - Institutional Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2019	December 31, 2019	July 1, 2019 to December 31, 2019

Actual	$1,000.00	$1,119.34	$6.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.21	$6.06

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

Mercator International Opportunity Fund - Class A	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	August 30, 2019	December 31, 2019	August 30, 2019 to December 31, 2019

Actual	$1,000.00	$1,117.04	$5.18
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.09	$4.92

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 124/365 (to reflect the actual period August 30, 2019 through December 31, 2019).

MERCATOR INTERNATIONAL OPPORTUNITY FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2019 (UNAUDITED)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov. You may also obtain copies by calling the Fund at 1-800-869-1679, free of charge.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio, for the most recent twelve month period ended June 30, are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-869-1679.  The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov.

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS

DECEMBER 31, 2019 (UNAUDITED)

The following tables provide information about Board and the senior officers of the Trust. Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003. Unless otherwise noted, each officer is elected annually by the Board.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address[2] and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dean Drulias, Esq. Birth Year: 1947	Trustee	Indefinite/ November 2017 - present	Attorney (self-employed), since 2012	16	None
Shawn Orser Birth Year: 1975	Trustee	Indefinite/ November 2017 - present	CEO, Seaside Advisory (6/2016-Present); Executive Vice President, Seaside Advisory (2009-6/2016).	16	None
Fredrick Stoleru Birth Year: 1971	Trustee	Indefinite/ November 2017 - present	Chief Executive Officer and President of Atlas Resources LLC since February 2017, Senior Vice President, Atlas Energy, 2015-2017, Vice President of the General Partner of Atlas Growth Partners, L.P. since 2013	16	None

The Independent trustees are paid $500 each for meetings.

1The “Fund Complex” consists of the Collaborative Investment Series Trust.

2 The address for each Trustee listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147

MERCATOR INTERNATIONAL OPPORTUNITY FUND

TRUSTEES & OFFICERS (CONTINUED)

DECEMBER 31, 2019 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[3] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brandon E. Lacoff, Esq.[1] Year of Birth: 1974	Trustee	Indefinite/ November 2017 - present	Managing Director of Belpointe Group of Companies since 2004 and Member of Board of Belpointe Asset Management, LLC	16	None
Gregory Skidmore[1] Year of Birth: 1976	Trustee and President	since November 2017	President, Belpointe Asset Management, LLC since 2007.	16	N/A
Brandon Pokersnik Year of Birth: 1978	Secretary and Chief Compliance Officer	since November 2017	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Adam Snitkoff Year of Birth: 1965	Treasurer	since November 2017	Tax Attorney (self-employed), since 2012	N/A	N/A

1 Brandon E. Lacoff, Esq. is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his ownership interest in the former Adviser.  Gregory Skidmore is considered an “Interested” Trustee as defined in the 1940 Act, as amended, because of his affiliation with the former Adviser.

2The “Fund Complex” consists of the Collaborative Investment Series Trust.

3 The address for each Trustee and Officer listed is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

PRIVACY NOTICE

COLLABORATIVE INVESTMENT SERIES INVESTMENTS TRUST

FACTS	WHAT DOES THE COLLABORATIVE INVESTMENT SERIES INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●Social Security number and wire transfer instructions

●account transactions and transaction history

●investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the CCA Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Do we share information?	Can you limit sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE (Continued)

What we do:
How does the Collaborative Investment Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Collaborative Investment Series Trust collect my personal information?

We collect your personal information, for example, when you:

●open an account or deposit money

●direct us to buy securities or direct us to sell your securities

●seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●affiliates from using your information to market to you.

●sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates

Companies not related by common ownership or control.  They can be financial and non-financial companies.

●The Collaborative Investment Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ●The Collaborative Investment Series Trust doesn’t jointly market.

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Investment Adviser

Mercator Investment Management, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

US Bancorp Fund Services, LLC

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Sanville & Company

This report is provided for the general information of Mercator International Opportunity Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-800-869-1679 or by mail to 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147.

Item 3. Audit Committee Financial Expert.

The  registrant's  board of trustees has determined that the registrant does not have an  audit  committee  financial  expert.  This is  because  the  experience provided  by the  members  of  the  audit  committee  together  offers  adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2019

$ 12,000

FY 2018

$ 12,000

(b) Audit-Related Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

N/A

(c) Tax Fees

Registrant

FY 2019

$ 2,000

FY 2018

$ 2,000

Nature of the fees:

Tax filing and preparation.

(d) All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(f)  Not applicable

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY

2019

  N/A

  N/A

FY

2018

  N/A

  N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits

(a)(1)  EX-99.CODE ETH.  Filed herewith.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Collaborative Investment Series Trust

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory Skidmore

* Gregory Skidmore

   Trustee, President and Principal Executive Officer of the Trust

Date:  March 3, 2020

By /s/Adam Snitkoff

* Adam Snitkoff

   Treasurer and Principal Financial Officer of the Trust

Date:  March 3, 2020